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                                                                      Exhibit A

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE 13G


                   Under the Securities Exchange Act of 1934
                             (Amendment No.   )*




                           Cityscape Financial Corp.
                   -----------------------------------------
                               (Name of Issuer)

                    Common Stock, par value $0.01 per share
                   -----------------------------------------
                         (Title of Class of Securities)

                                  178 778 106
                   -----------------------------------------
                               (CUSIP Number)





         Check the following box if a fee is being paid with this statement [x]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

         *The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

         The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).


                        (Continued on following page(s))

                               Page 1 of 5 Pages

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CUSIP NO. 178 778 106               13G                   PAGE  2  OF 5  PAGES


1    NAME OF REPORTING PERSON
     S.S OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

     Robert Grosser


2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*

                                                         (a) [  ]
                                                         (b) [  ]
     Not applicable

3    SEC USE ONLY




4    CITIZENSHIP OR PLACE OF ORGANIZATION

     United States


                    5    SOLE VOTING POWER**

                         2,760,000


   NUMBER OF        6    SHARED VOTING POWER**
    SHARES               None
 BENEFICIALLY
   OWNED BY
     EACH
   REPORTING        7    SOLE DISPOSITIVE POWER**
    PERSON
     WITH                2,760,000


                    8    SHARED DISPOSITIVE POWER**

                         None


9    AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

     2,760,000 shares of Common Stock**



10   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*

     Not applicable


11   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

     19.1%**


12   TYPE OF REPORTING PERSON*

     IN


                      *SEE INSTRUCTION BEFORE FILLING OUT!

     **as of December 31, 1995
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CUSIP NO. 178 778 106               13G                   PAGE  3  OF 5  PAGES


Item 1.            Issuer:

           (a)     Name of Issuer:

                   Cityscape Financial Corp. (the "Issuer")


           (b)     Address of Issuer's Principal Executive Offices:

                   565 Taxter Road
                   Elmsford, New York 10523




Item 2.            Security and Background:

           (a)     Name of Person Filing:

                   Robert Grosser



           (b)     Principal Business Address:

                   565 Taxter Road
                   Elmsford, New York 10523

           (c)     Citizenship:

                   United States

           (d).    Title and Class of Securities:

                   Common Stock, par value $0.01 per share. The Issuer's Common Stock is registered under Section 12 of the Act.

           (e)     CUSIP No.:

                   178 778 106

Item 3.            Filings under Rules 13d-1(b) or 13d-2(b).

                   Not applicable.

Item 4.            Ownership.**

           (a)     Amount Beneficially Owned:

                   2,760,000 shares


           -------------------------
           **as of December 31, 1995







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CUSIP NO. 178 778 106               13G                   PAGE  4  OF 5  PAGES

           (b)     Percent of Class:

                   19.1%


           (c)     Voting and Dispositive Power:

                   (i)      Sole power to vote or to direct the vote: 2,760,000

                   (ii)     Shared power to vote or to direct the vote: None

                   (iii) Sole power to dispose or to direct the disposition of: 2,760,000

                   (iv) Shared power to dispose or to direct the disposition of: None


Item 5.            Ownership of Five Percent or Less of a Class.

                   If this statement is being filed to report the fact that as of the date hereof the reporting person has ceased to be the beneficial owner of more than five percent of the class of securities, check the following [ ].

                   Not applicable.

Item 6.            Ownership of More than Five Percent on Behalf of
                   Another Person.

                   Not applicable.

Item 7. Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on By the Parent Holding Company.

                   Not applicable.

Item 8.            Identification and Classification of Members of the Group.

                   Not applicable.

Item 9.            Notice of Dissolution of Group.

                   Not applicable.

Item 10.           Certification.

                   Not applicable.




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CUSIP NO. 178 778 106               13G                   PAGE  5  OF 5  PAGES


                                   SIGNATURE


          After reasonable inquiry and to the best of my knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.





                                                  /s/   Robert Grosser
Dated: February 9, 1996                           ----------------------------
                                                        Robert Grosser
                                                        Chief Executive Officer,
                                                        President and Director